SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K

                         CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934





                         Date of Report
         (Date of earliest event reported): May 15, 1996


                  PRIME RECEIVABLES CORPORATION
       (Originator of the Prime Credit Card Master Trust)

                       9111 Duke Boulevard
                     Mason, Ohio  45040-8999
                         (513) 573-2037




 Delaware              31-1359594               0-21118
(State of            (IRS I.D. No.)        (Commission File
Incorporation)                              Number)


_________________________________________________________________

Item 5. Other Events

        On May 14, 1996, Prime Receivables Corporation (the "Company") entered into the Series 1996-1 Supplement, dated as of May 14, 1996 (the "Series 1996-1 Supplement"), to the Amended and Restated Pooling and Servicing Agreement, dated as of December 15, 1992, among the Company, FDS National Bank, as Servicer (successor in such capacity to Federated Department Stores, Inc.), as Trustee (as amended and supplemented, the "Pooling and Servicing Agreement"). A copy of the Series 1996-1 Supplement is filed herewith as Exhibit 4.

        Pursuant to the Series 1996-1 Supplement, a new series of Certificates (the "Series 1996-1 Certificates") representing undivided interests in the Prime Credit Card Master Trust (the "Trust") was created. The Series 1996-1 Certificates consist of three classes" the 6.70% Class A Asset Blacked Certificates, Series 1996-1 (the "Class A Certificate"); the 6.85% Class B Asset Backed Certificates, Series 1996-1 (the "Class B Certificates,"); and the 9.00% Class C Asset Backed Certificates, Series 1996-1 (the "Class C Certificates").

        The Class A Certificates (the aggregate stated principal amount of which is $218,000,000) and the class B Certificates (the aggregate stated principal amount of which is $20,800,000) were issued and sold in an underwritten public offering on May 14, 1996. A copy of the Underwriting Agreement pursuant to which the Class A Certificates and the Class B Certificates were so issued and sold is filed herewith as Exhibit 1. The Class C Certificates (the aggregate principal amount of which is $20,800,000) were issued to the Company on May 14, 1996 and, as of the date of this report, were held by the Company. Subject to the applicable provisions of the Pooling and Servicing Agreement, the Class C Certificates or interests therein may hereafter be transferred by the Company in whole or in part to other persons or entities.

        On May 15, 1996, the Servicer made available to the Trustee a Settlement Statement relating to the period ended May 4, 1996 and to the related distributions made on May 15, 1996 (the "Settlement Statement"). A copy of the Settlement Statement is filed herewith as Exhibit 28.60.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.

        The following Exhibits are filed with this Report:

        1 Underwriting Agreement, dated May 1, 1996, among the Company, Federated Department
                Stores, Inc., and the Underwriters named therein.

        4       Series 1996-1 Supplement, dated as of
                May 14, 1996, to Amended and Restated
                Pooling and Servicing Agreement dated as of December 15, 1992.

        28.60 Settlement Statement of the Trust for the period ended May 4, 1996 and the related distributions made on May 15, 1996.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: May 24, 1996           By:  /s/ Steven G. Lucas
                                  Steven G. Lucas,
                                  Treasurer

                          EXHIBIT INDEX

Exhibit
 No.                Description

1               Underwriting Agreement, dated May 1, 1996,
                among the Company, Federated Department
                Stores, Inc., and the Underwriters named
                therein. .  . . . . . . . . . . . . . . . . .6

4               Series 1996-1 Supplement, dated as of
                May 14, 1996, to Amended and Restated
                Pooling and Servicing Agreement dated as
                of December 15, 1992. . . . . . . . . . . . .7

28.60           Settlement Statement of the Trust for the
                period ended May 4, 1996 and the related
                distributions made on May 15, 1996. . . . . .8